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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-03025 and 333-56035 on Form S-8 of Weyco Group, Inc. of our reports dated February 20, 2003, relating to the consolidated financial statements of Weyco Group, Inc. and subsidiaries as of and for the year ended December 31, 2002, appearing in and incorporated by reference in this Annual Report on Form 10-K of Weyco Group, Inc. for the year ended December 31, 2002.



Milwaukee, Wisconsin
March 21, 2003